PAINEWEBBER STRATEGY FUND                                      SEMIANNUAL REPORT


                                                         PaineWebber
                                                         Strategy Fund

                                                         Investment Objective:
                                                         Long-term capital
                                                         appreciation

                                                         Portfilio Manager:
                                                         T. Kirkham Bailey
                                                         Mitchell Hutchins Asset
                                                         Management, Inc.

                                                         Commencement:
                                                         December 2, 1999,
                                                         all classes

                                                         Dividend Payments:
                                                         Annually, if any





                                                                May 15, 2000

Dear Shareholder,

This letter is the first semiannual report for PaineWebber Strategy Fund (the "Fund") for the fiscal period from December 2, 1999 through March 31, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

Technology was the hot story in the stock market throughout the fiscal period ended March 31, 2000. The technology-heavy NASDAQ Composite Index gained 48.24% for the fiscal period, far ahead of the other major market indices. The economy continued to grow at a rate well above its long-term trend, and the Federal Reserve responded with a series of interest rate hikes that raised the Federal Funds rate to 6.00%.

The new century began as the old one concluded, with momentum investors driving technology stock prices ever higher and value investors awaiting their turn. The market's valuation bifurcation was captured by popular reference to the "old economy" (i.e., "smokestack" America) and the "new economy" stocks (computer-technology and Internet-related companies). The former were dismissed as irrelevant in today's Internet economy, while the latter were hailed as the new wave. In mid-March, however, the "new wave" appeared to have broken--technology stocks began a sharp correction, while the "old" industrial, financial and energy stocks enjoyed some renewed interest.


OUTLOOK

In our view, this valuation adjustment is an inevitable and healthy realignment, and could potentially lead to a long-anticipated broadening of the stock market. As the market completes its adjustment, investors are likely to turn their attention to earnings. Consensus expectations suggest that overall earnings growth rates this year will be healthy, in the 12-15% range.

The economic fundamentals appear favorable. The consensus estimate of real GDP growth in 2000 stands at about 3.4%; early estimates for real GDP growth in 2001 stand at about 3.5%. It seems likely that the economy will remain healthy, with tolerable inflation of around 2.5% per year. Long-term interest rates, as gauged by the 10-year U.S. Treasury note, have been ranging around six percent.

SEMIANNUAL REPORT


PORTFOLIO REVIEW
--------------------------------------------------------------------------------
TOTAL RETURNS, PERIODS ENDED 3/31/00

                                                 3 Months      Inception(degree)
                                 Class A*        0.39%         2.60%
Before Deducting                 Class B**       0.10          2.30
Maximum Sales Charge             Class C+        0.10          2.30
                                 Class Y++       0.39          2.70

After Deducting                  Class A*       -4.11         -2.01
Maximum Sales Charge             Class B**      -4.90         -2.70
                                 Class C+       -0.65          1.55

S&P 500 Index                                    2.29          6.74
Highlighted Stocks(sm) List(1)                   2.15           N/A
Lipper Large Cap Core Median                     3.56         10.58


Past performance is no guarantee of future performance. Performance results for the Fund assume reinvestment of all dividends and capital gains. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative.

The Highlighted Stocks list is not compiled with any client or product in mind, including PaineWebber Strategy Fund. Price returns of the Highlighted Stocks list do not predict the future results of the list or the Fund. Deviations from the Highlighted Stocks list's price returns will result because those returns do not reflect the execution of actual purchases or sales. A mutual fund following the Highlighted Stocks list may not be able to execute purchases and sales at the prices used to calculate the price returns of the list. Because the Highlighted Stocks list is a paper portfolio that is not managed to a target number of stocks, no "rebalancing" of actual investments is done when stocks are added to or deleted from the list. The Fund also will be subject to daily cash flow, which will result in ongoing purchases and sales of stocks and transactional expenses, including brokerage commissions, as well as the advisory fees and other expenses that the Fund bears. In addition, because the Highlighted Stocks list does not include a cash component, price returns of the list are based on a constant 100% investment in the stocks on the list.

(degree) Inception: since commencement of issuance on December 2, 1999 for share classes A, B, C and Y.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

**Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++The Fund offers Class Y shares to a limited group of eligible investors.
  Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

(1) Price returns of the Highlighted Stocks list are based on the closing price on the day the Investment Strategy Group announces any additions to (or deletions from) the list. For the 12 months ended March 31, 2000, the price return of the Highlighted Stocks list was 16.7% with the S&P 500 Index up 17.93%. The indicated price returns are based on capital appreciation, excluding dividends and transaction costs such as commissions, markups, fees and interest charges. Actual transactions adjusted for such transaction costs will result in different returns. In addition, actual transactions in the market following the announcement of a change to the list, in most instances, will occur at different prices than those used to calculate the indicated price returns of the list, which would result in different price returns. A complete record of all the recommendations upon which the above price returns are based (including the stocks involved, as well as the number that advanced and declined) is available from PaineWebber upon written request.

Highlighted Stocks is a service mark of PaineWebber Incorporated.

PAINEWEBBER STRATEGY FUND                                      SEMIANNUAL REPORT



PORTFOLIO HIGHLIGHTS

During the period since inception, the Fund lagged the market as measured by the S&P 500 Index. The Fund commenced operations on December 2, 1999 and thus was not fully invested during the month of December. As a result, the Fund missed several days of market exposure early in that month, which significantly boosted the performance of the S&P 500. During the quarter ended March 31, 2000, the Fund lagged the Highlighted Stocks list primarily due to fund operating expenses and the impact of pricing differences on selected securities. We believe that over time the impact of such pricing differences is unlikely to be substantial. The Investment Strategy Group made several changes to the Highlighted Stocks list during the period:

Additions and Deletions, 12/2/99-3/31/00

Date      Addition              Symbol      Deletion              Symbol
------------------------------------------------------------------------
1/3/00    Amgen                 AMGN        Chase                 CMB
1/3/00    Hughes Electronics    GMH         Illinois Tool Works   ITW
1/3/00    Oracle                ORCL        Medtronic             MDT
1/7/00    Tiffany & Co.         TIF
------------------------------------------------------------------------

Investment themes and the stocks on the Highlighted Stocks list are subject to change. The Fund's portfolio changes as names on the list change.

The Fund invests in the stocks included on the PaineWebber Highlighted Stocks list maintained by Ed Kerschner, PaineWebber Chief Investment Strategist, and the PaineWebber Investment Strategy Group. Stocks are usually added to or deleted from the Highlighted Stocks list at the beginning of the month, though revisions may be made at any time, as the Tiffany example illustrates. The Highlighted Stocks list is comprised of stocks that PaineWebber's Investment Strategy Group believes are well positioned to benefit from emerging economic, social and political themes before they are widely recognized. Current investment themes include The American Age of Affluence, The Information Revolution Wars and Muted Cycle Cyclicals. Of course, investment themes and the stocks comprising each theme are subject to change.

THE AMERICAN AGE OF AFFLUENCE

Thanks to a muted business cycle, benign deflation and the consumer comeback, Americans are more affluent than ever. Nevertheless, many experts warn that boomers face a bleak future when they retire, unless they sharply increase their savings rate. We disagree. The savings rate is unlikely to surge because boomers don't want to save much more, nor do they need to. But, although the savings rate won't surge, the amount of savings will soar. Although their savings rate may rise moderately, boomers--who have been champion consumers throughout their

PAINEWEBBER STRATEGY FUND


lives--are not going to quit spending now. Highlighted Stocks: America Online, AXA Financial, Amgen, Bank of New York, Bed, Bath & Beyond, Carnival Corp., Costco, Delta Air Lines, Gap, Gateway, Hewlett-Packard, Home Depot, IBM, MCI WorldCom, Microsoft, Motorola, Nextel, Schering-Plough, Tandy, Tiffany & Co., Time Warner, Wal-Mart and Warner-Lambert.


INFORMATION REVOLUTION WARS

The quantity of global GDP (gross domestic product) that ultimately will be "digitizable" is likely to surpass today's wildest speculation. Major technological revolutions are always bigger than anyone ever thinks. The first and second industrial revolutions were violent upheavals marked by many simultaneous "wars" among competing interests, technologies and business models. The information revolution too will witness many wars in which some firms perish while others flourish. Highlighted Stocks: America Online, Bank of New York, Carnival Corp., Cisco Systems, Clear Channel, Electronic Data Systems, Gap, Gateway, Hewlett-Packard, Home Depot, Hughes Electronics, IBM, Lucent Technologies, MCI WorldCom, Microsoft, Motorola, Nextel, Oracle, Tandy, Time Warner and Wal-Mart.

MUTED CYCLE CYCLICALS

"Benign deflation" and the muting of the business cycle--infrequent and less severe recessions--have altered the old sector rotation. Although the domestic economy has become less volatile as a result, the "new profit pattern" has two other elements: industry mini-recessions and global recession rotation. Highlighted Stocks: Smurfit-Stone Container and Weyerhaeuser.

PORTFOLIO STATISTICS

Characteristics*                                        3/31/00
-----------------------------------------------------------------
Median Market Capitalization ($bln)                      $53.0
Average Market Capitalization ($bln)                    $105.6
Dividend Yield                                           0.41%
Net Assets ($bln)                                        $2.0
Number of Securities                                      31
Stocks                                                   100%
Cash                                                      0%
-----------------------------------------------------------------

* Weightings represent percentages of portfolio assets. The composition of the Fund's portfolio will vary over time.

PAINEWEBBER STRATEGY FUND                                      SEMIANNUAL REPORT

Top Five Sectors*                             3/31/00
-------------------------------------------------------
Consumer Cyclical                              36.8%
Technology                                     30.3
Healthcare                                      9.1
Financial Services                              7.2
Basic Materials                                 6.9
-------------------------------------------------------
Total                                          90.3

Top Ten Holdings*                             3/31/00
-------------------------------------------------------
Bed, Bath & Beyond, Inc.                        4.1%
Tandy Corp.                                     3.9
Tiffany & Co.                                   3.8
Bank of New York Co., Inc.                      3.7
Smurfit-Stone Container Corp.                   3.7
AXA Financial, Inc.                             3.5
Microsoft Corp.                                 3.5
Time Warner, Inc.                               3.5
Cisco Systems, Inc.                             3.4
Delta Air Lines, Inc.                           3.4
-------------------------------------------------------
Total                                          36.5

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a Quarterly Review on PaineWebber Strategy Fund or another fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor.

Sincerely,


/s/ Margo Alexander
MARGO ALEXANDER
Chairman and Chief Executive Officer
Mitchell Hutchins Asset Management Inc.


/s/ Brian M. Storms
BRIAN M. STORMS
President and Chief Operating Officer
Mitchell Hutchins Asset Management Inc.


/s/ T. Kirkham Barneby
T. KIRKHAM BARNEBY
Managing Director and
Chief Investment Officer--
Quantitative Investments
Mitchell Hutchins Asset Management Inc.
Portfolio Manager, PaineWebber Strategy Fund



This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period ended March 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

* Weightings represent percentages of portfolio assets. The composition of the Fund's portfolio will vary over time.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER STRATEGY FUND

PORTFOLIO OF INVESTMENTS                              MARCH 31, 2000 (unaudited)


  Number of
   Shares                                                               Value
   ------                                                               -----

COMMON STOCKS--100.10%

Airlines--3.44%
   1,272,493    Delta Air Lines, Inc. .......................     $   67,760,252
                                                                  --------------

Apparel, Retail--3.04%
   1,201,706    Gap, Inc. ...................................         59,859,980
                                                                  --------------

Banks--3.69%
   1,746,181    Bank of New York Co., Inc. ..................         72,575,648
                                                                  --------------

Computer Hardware--8.63%
     878,330    Cisco Systems, Inc.* ........................         67,905,888
     844,463    Gateway, Inc.* ..............................         44,756,539
     431,593    Hewlett-Packard Co. .........................         57,213,047
                                                                  --------------
                                                                     169,875,474
                                                                  --------------

Computer Software--9.99%
     564,946    IBM Corp. ...................................         66,663,628
     649,494    Microsoft Corp.* ............................         69,008,737
     781,977    Oracle Systems Corp.* .......................         61,043,080
                                                                  --------------
                                                                     196,715,445
                                                                  --------------

Diversified Retail--6.48%
   1,169,812    Costco Wholesale Corp.* .....................         61,488,243
   1,190,867    Wal-Mart Stores, Inc. .......................         66,093,119
                                                                  --------------
                                                                     127,581,362
                                                                  --------------

Drugs & Medicine--9.11%
     851,475    Amgen, Inc.* ................................         52,259,278
   1,658,828    Schering-Plough Corp. .......................         60,961,929
     678,542    Warner-Lambert Co. ..........................         66,157,845
                                                                  --------------
                                                                     179,379,052
                                                                  --------------

Electrical Equipment--5.45%
     975,804    Lucent Technologies, Inc. (1). ..............         59,280,093
     337,456    Motorola, Inc. (1) ..........................         48,045,298
                                                                  --------------
                                                                     107,325,391
                                                                  --------------

Entertainment--2.54%
   2,015,080    Carnival Corp. ..............................         49,999,173
                                                                  --------------

Forest Products, Paper--3.28%
   1,131,564    Weyerhaeuser Co. ............................     $   64,499,148
                                                                  --------------

Information & Computer Services--6.30%
     985,061    America Online, Inc.* .......................         66,245,353
     900,044    Electronic Data Systems Corp. ...............         57,771,574
                                                                  --------------
                                                                     124,016,927
                                                                  --------------

Life Insurance--3.53%
   1,939,277    AXA Financial, Inc. .........................         69,571,562
                                                                  --------------

Long Distance & Phone Companies--3.00%
   1,301,070    MCI WorldCom, Inc.* .........................         58,954,734
                                                                  --------------

Manufacturing-General--3.67%
   4,261,173    Smurfit-Stone Container Corp.* ..............         72,173,618
                                                                  --------------

Media--9.56%
     871,432    Clear Channel Communications* (1) ...........         60,183,273
     479,846    General Motors Corp.-Class H
                (Hughes Electronics Corp.)* (1) .............         59,740,827
     681,077    Time Warner, Inc. ...........................         68,107,700
                                                                  --------------
                                                                     188,031,800
                                                                  --------------

Specialty Retail--15.19%
   2,045,988    Bed, Bath & Beyond, Inc.* ...................         80,560,777
   1,009,704    Home Depot, Inc. ............................         65,125,908
   1,527,824    Tandy Corp. (1) .............................         77,537,068
     907,096    Tiffany & Co. ...............................         75,855,903
                                                                  --------------
                                                                     299,079,656
                                                                  --------------

Wireless Telecommunications--3.20%
     424,600    Nextel Communications, Inc.* (1) ............         62,946,950
                                                                  --------------

Total Common Stocks (cost--$1,907,306,992)                         1,970,346,172
                                                                  --------------


Principal
 Amount                                                                           Maturity             Interest
 (000)                                                                              Date                 Rate
----------                                                                       ----------           ----------
Repurchase Agreement--0.03%
$630 Repurchase Agreement dated 03/31/00 with State Street Bank & Trust Co., collateralized by $616,304 U.S. Treasury Notes, 7.500% due 11/15/01
     (value--$643,268); proceeds: $630,249; (cost--$630,000)                       04/03/00              4.750%             630,000
                                                                                                                    ---------------
Total Investments (cost--$1,907,936,992)--100.13%                                                                     1,970,976,172
Liabilities in excess of other assets--(0.13)%                                                                           (2,598,108)
                                                                                                                    ---------------
Net Assets--100.00%                                                                                                  $1,968,378,064
                                                                                                                    ===============

---------
  *   Non-income producing security.

(1)   Security, or a portion thereof, was on loan at March 31, 2000.


                 See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES                   MARCH 31, 2000 (unaudited)


Assets

Investments in securities, at value (cost--$1,907,936,992) ......................  $ 1,970,976,172
Investments of cash collateral received for securities loaned,
  at value (cost--$31,782,100) ..................................................       31,782,100
Cash ............................................................................            2,734
Receivable for investments sold .................................................        5,247,108
Dividends and interest receivable ...............................................          318,362
Receivable for shares of beneficial interest sold ...............................           80,228
Deferred offering costs .........................................................          270,889
Other assets ....................................................................          485,246
                                                                                   ---------------
Total assets ....................................................................    2,009,162,839
                                                                                   ---------------

Liabilities

Collateral for securities loaned ................................................       31,782,100
Payable for shares of beneficial interest repurchased ...........................        6,498,007
Payable to affiliates ...........................................................        2,381,989
Accrued expenses and other liabilities ..........................................          122,679
                                                                                   ---------------
Total liabilities ...............................................................       40,784,775
                                                                                   ---------------
Net assets

Beneficial interest--$0.001 par value (unlimited number authorized) .............    1,930,608,130
Accumulated net investment loss .................................................       (6,702,510)
Accumulated net realized loss from investment and futures transactions ..........      (18,566,736)
Net unrealized appreciation of investments ......................................       63,039,180
                                                                                   ---------------
Net assets ......................................................................  $ 1,968,378,064
                                                                                   ---------------


Class A:

Net assets ......................................................................  $   613,060,295
                                                                                   ---------------
Shares outstanding ..............................................................       59,758,757
                                                                                   ---------------
Net asset value and redemption value per share ..................................           $10.26
                                                                                            ======
Maximum offering price per share (net asset value plus sales charge
  of 4.50% of offering price) ...................................................           $10.74
                                                                                            ======


Class B:

Net assets ......................................................................  $   772,119,064
                                                                                   ---------------
Shares outstanding ..............................................................       75,454,139
                                                                                   ---------------
Net asset value and offering price per share ....................................           $10.23
                                                                                            ======


Class C:

Net assets ......................................................................  $   550,708,389
                                                                                   ---------------
Shares outstanding ..............................................................       53,815,679
                                                                                   ---------------
Net asset value and offering price per share ....................................           $10.23
                                                                                            ======


Class Y:

Net assets ......................................................................      $32,490,316
                                                                                   ---------------
Shares outstanding ..............................................................        3,164,020
                                                                                   ---------------
Net asset value, offering price and redemption value per share ..................           $10.27
                                                                                            ======

                 See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND


STATEMENT OF OPERATIONS


                                                                                    For the Period
                                                                                   December 2, 1999+
                                                                                       through
                                                                                    March 31, 2000
                                                                                     (unaudited)
                                                                                   ---------------
Investment income:
Dividends and interest ..........................................................  $     3,976,265
                                                                                   ---------------
Expenses:
Investment advisory and administration ..........................................        4,914,595
Service fees--Class A ...........................................................          529,029
Service and distribution fees--Class B ..........................................        2,503,554
Service and distribution fees--Class C ..........................................        1,824,546
Transfer agency and service fees ................................................          455,980
Amortization of offering costs ..................................................          179,111
Custody and accounting ..........................................................          131,056
Reports and notices to shareholders .............................................           49,704
Legal and audit .................................................................           48,829
State registration ..............................................................           35,935
Trustees' fees ..................................................................            5,250
Other expenses ..................................................................            2,921
                                                                                   ---------------
                                                                                        10,680,510
Less: Fee waivers from adviser ..................................................           (1,735)
                                                                                   ---------------
Net expenses ....................................................................       10,678,775
                                                                                   ---------------
Net investment loss .............................................................       (6,702,510)
                                                                                   ---------------

Realized and unrealized gains (losses) from investment activities:

Net realized losses from:
  Investment transactions .......................................................      (13,401,416)
  Futures contracts .............................................................       (5,165,320)

Net change in unrealized appreciation/depreciation of investments ...............       63,039,180
                                                                                   ---------------

Net realized and unrealized gains from investment activities ....................       44,472,444
                                                                                   ---------------

Net increase in net assets resulting from operations ............................  $    37,769,934
                                                                                   ===============


-----------------
+ Commencement of operations.



                 See accompanying notes to financial statements

PAINEWEBBER STRATEGY FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                                                    For the Period
                                                                                   December 2, 1999+
                                                                                       through
                                                                                    March 31, 2000
                                                                                     (unaudited)
                                                                                   ---------------
From operations:
Net investment loss .............................................................  $    (6,702,510)
Net realized loss from investment and futures transactions ......................      (18,566,736)
Net change in unrealized appreciation/depreciation of investments ...............       63,039,180
                                                                                   ---------------
Net increase in net assets resulting from operations ............................       37,769,934
                                                                                   ---------------

From beneficial interest transactions:
Net proceeds from the sale of shares ............................................    2,112,469,514
Cost of shares repurchased ......................................................     (181,861,394)
                                                                                   ---------------
Net increase in net assets from beneficial interest transactions ................    1,930,608,120
                                                                                   ---------------

Net increase in net assets ......................................................    1,968,378,054
                                                                                   ---------------

Net assets:
Beginning of period .............................................................               10
                                                                                   ---------------

End of period ...................................................................  $ 1,968,378,064
                                                                                   ===============



-----------------
+ Commencement of operations.


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (unaudited)



ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber Strategy Fund (the "Fund")is a diversified series of PaineWebber Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. Offering costs have been deferred and are being amortized using the straight line method through the first fiscal period end, September 30, 2000. Prior to the commencement of operations on December 2, 1999, the Fund had no activity other than the sale of one Class A share to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the investment adviser, administrator and distributor, and a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber").

  Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting rights except that Class A, Class B and Class C shares have exclusive voting rights with respect to their service and/or distribution plan. Class Y shares have no service or distribution plan.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  Valuation of Investments--The Fund calculates its net asset value based on the current market value for the portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (unaudited)



  Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  Futures Contracts--Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or U.S. securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized. Variation margin calls could be substantial in the event of adverse price movements.

  Using financial futures contracts involves various market risks. If the Fund were unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortions.

  There were no outstanding futures contracts at March 31, 2000.

  Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust's board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. At March 31, 2000, the Fund owed Mitchell Hutchins $1,189,443 in investment advisory and administration fees. For the period December 2, 1999 through March 31, 2000, Mitchell Hutchins waived $1,735 of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC.

  For the period December 2, 1999 through March 31, 2000, the Fund paid no brokerage commissions to PaineWebber because no transactions with PaineWebber were executed on behalf of the Fund.

NOTES TO FINANCIAL STATEMENTS (unaudited)


DISTRIBUTION PLANS

  Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares (Class Y shares have no service or distribution plan). At March 31, 2000, the Fund owed Mitchell Hutchins $1,189,883 in service and distribution fees.

  Mitchell Hutchins also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the period December 2, 1999 through March 31, 2000, it earned $17,742,912 in sales charges.

TRANSFER AGENCY SERVICE FEES

  PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the period December 2, 1999 through March 31, 2000, PaineWebber received from PFPC, Inc., not the Fund, approximately 57% of the total transfer agency and related service fees collected by PFPC, Inc. from the Fund.

SECURITY LENDING

  The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins, in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights. However, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the period December 2, 1999 through March 31, 2000, the Fund earned $14,597 for lending securities. The Fund's lending agent is PaineWebber, who earned $6,484 in compensation from the Fund in that capacity for the period December 2, 1999 through March 31, 2000. At March 31, 2000, the Fund owed PaineWebber $2,663 in compensation.

  As of March 31, 2000, the Fund held cash and/or cash equivalents having an aggregate value of $31,782,100 as collateral for portfolio securities loaned having a market value of $30,585,063 which was invested in the following money market funds:

Number of
 Shares                                                                                                        Value
 ------                                                                                                        -----
7,904,615       Liquid Assets Portfolio .............................................................    $     7,904,615
19,440,444      Mitchell Hutchins Private Money Market Fund LLC .....................................         19,440,444
4,437,041       Scudder Institutional Fund Inc. .....................................................          4,437,041
                                                                                                         ---------------
        Total investments of cash collateral received for securities on loan (cost--$31,782,100) ....    $    31,782,100
                                                                                                         ===============

NOTES TO FINANCIAL STATEMENTS (unaudited)



BANK LINE OF CREDIT

  The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period December 2, 1999 through March 31, 2000, the Fund did not borrow under the Facility.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at March 31, 2000 was substantially the same as the cost of securities for financial statement purposes. At March 31, 2000, the components of net unrealized appreciation of investments were as follows:

    Gross appreciation (investments having an excess of value over cost) ........  $   196,847,825
    Gross depreciation (investments having an excess of cost over value) ........     (133,808,645 )
                                                                                   ---------------
    Net unrealized appreciation of investments ..................................  $    63,039,180
                                                                                   ===============


  For the period December 2, 1999 through March 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

    Purchases ...................................................................  $ 2,762,219,238
    Sales .......................................................................  $   841,510,053

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

BENEFICIAL INTEREST

  There is an unlimited number of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                                 Class A                       Class B                       Class C
                                       ---------------------------   ---------------------------   ---------------------------
                                          Shares         Amount         Shares         Amount         Shares         Amount
                                       ------------   ------------   ------------   ------------   ------------   ------------
For the Period December 2, 1999 +
through March 31, 2000:

Shares sold .........................    69,579,142   $695,684,878     79,524,249   $795,181,176     58,679,541   $586,747,065
Shares repurchased ..................    (9,820,386)   (93,728,067)    (4,070,110)   (38,655,379)    (4,863,862)   (46,386,537)
                                       ------------   ------------   ------------   ------------   ------------   ------------
Net increase ........................    59,758,756   $601,956,811     75,454,139   $756,525,797     53,815,679   $540,360,528
                                       ============   ============   ============   ============   ===========   ============


                                                 Class Y
                                       ---------------------------
                                          Shares         Amount
                                       ------------   ------------
For the Period December 2, 1999 +
through March 31, 2000:

Shares sold .........................     3,485,592   $ 34,856,395
Shares repurchased ..................      (321,572)    (3,091,411)
                                       ------------   ------------
Net increase ........................     3,164,020   $ 31,764,984
                                       ============   ============



----------------
+ Commencement of operations.

PAINEWEBBER STRATEGY FUND
FINANCIAL HIGHLIGHTS (unaudited)

Selected data for a share of beneficial interest outstanding throughout the period is presented below:


                                                                       For the Period December 2, 1999+ through March 31, 2000
                                                                    -------------------------------------------------------------
                                                                      Class A          Class B          Class C          Class Y
                                                                    ----------       ----------       ----------       ----------

Net asset value, beginning of period .............................  $    10.00       $    10.00       $    10.00       $    10.00
                                                                    ----------       ----------       ----------       ----------

Net investment loss ..............................................       (0.02)           (0.04)           (0.04)           (0.01)
Net realized and unrealized gains from investments and futures ...        0.28             0.27             0.27             0.28
                                                                    ----------       ----------       ----------       ----------

Total increase from investment operations ........................        0.26             0.23             0.23             0.27
                                                                    ----------       ----------       ----------       ----------


Net asset value, end of period ...................................  $    10.26       $    10.23       $    10.23       $    10.27
                                                                    ==========       ==========       ==========       ==========

Total investment return (1) ......................................        2.60%            2.30%            2.30%            2.70%
                                                                    ==========       ==========       ==========       ==========

Ratios/Supplemental Data:

Net assets, end of period (000's) ................................  $  613,060        $ 772,119       $  550,708       $   32,490

Expenses to average net assets, net of waivers from adviser (2) ..        1.12%*           1.90%*           1.89%*           0.86%*

Net investment loss to average net assets, net of
  waivers from adviser (2) .......................................       (0.51)%*         (1.30)%*         (1.29)%*         (0.25)%*

Portfolio turnover rate ..........................................         42%               42%             42%               42%


------------------
+  Commencement of operations.

*  Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results would be lower if sales charges were included. Total investment return for the period has not been annualized.

(2) For the Period December 2, 1999 through March 31, 2000, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

TRUSTEES

E. Garrett Bewkes, Jr.              Meyer Feldberg
Chairman
                                    George W. Gowen

Margo N. Alexander                  Frederic V. Malek

Richard Q. Armstrong                Carl W. Schafer

Richard R. Burt                     Brian M. Storms



PRINCIPAL OFFICERS

Margo N. Alexander                  Paul H. Schubert
President                           Vice President and Treasurer

Dianne E. O'Donnell                 T. Kirkham Barneby
Vice President and Secretary        Vice President



INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019




A prospectus containing more complete information for any of the funds listed on the back cover can be obtained from a PaineWebber Financial Advisor or correspondent firm. Read the prospectus carefully before investing.

The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

This report is not to be used in conjunction with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

                               [PAINEWEBBER LOGO]


                                  STRATEGY FUND

                                Semiannual Report



                                 MARCH 31, 2000




PaineWebber offers a family of 27 funds which encompass a diversified range of investment goals.


BOND FUNDS
o  High Income Fund
o  Investment Grade Income Fund
o  Low Duration U.S. Government Income Fund
o  Strategic Income Fund
o  U.S. Government Income Fund

TAX-FREE BOND FUNDS
o  California Tax-Free Income Fund
o  Municipal High Income Fund
o  National Tax-Free Income Fund
o  New York Tax-Free Income Fund

STOCK FUNDS
o  Enhanced S&P 500 Fund
o  Enhanced Nasdaq-100 Fund
o  Financial Services Growth Fund
o  Growth Fund
o  Growth and Income Fund
o  Mid Cap Fund
o  Small Cap Fund
o  S&P 500 Index Fund
o  Strategy Fund
o  Tax-Managed Equity Fund
o  Utility Income Fund

ASSET ALLOCATION FUNDS
o  Balanced Fund
o  Tactical Allocation Fund

GLOBAL FUNDS
o  Asia Pacific Growth Fund
o  Emerging Markets Equity Fund
o  Global Equity Fund
o  Global Income Fund

PAINEWEBBER MONEY MARKET FUND


                               [PAINEWEBBER LOGO]
                        (C)2000 PaineWebber Incorporated
                               All Rights Reserved
                                   Member SIPC